UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 6, 2018

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01 Other Events.

Net Element, Inc. (the “Company”) issued a press release on December 20, 2017 that, as part of the Company’s development of a decentralized crypto-based ecosystem to act as a framework for a number of value-added services that can connect merchants and consumers directly utilizing blockchain technology, the Company partnered with Bunker Capital to develop and deploy such blockchain technology-based solutions. Pursuant to a letter of intent between the Company and Bunker Capital, Bunker Capital was going to assist the Company with its development of the blockchain technology, connection and the development of smart contracts, suitable models, and implementation of an initial coin offering.

As of the date of filing of this Current Report on Form 8-K, the Company has been focused on the development of the blockchain technology solutions and has not made any commitment related to any digital securities offering and/or an initial coin offering should the Company decide to pursue such an offering. As of the date of filing of this Current Report on Form 8-K, Bunker Capital has not performed for the Company any services related to any digital securities offering and/or an initial coin offering.

Under the letter of intent, the Company made a prepayment to Bunker Capital in the form of 19,000 shares of Company’s common stock. The Company and the technical and business team of Bunker Capital had several strategy planning meetings to discuss the architecture of the ecosystem and related intellectual property matters. On February 26, 2018, the Company terminated the relationship with Bunker Capital as the parties did not reach a definitive agreement, and, as part of such termination, the Company asked Bunker Capital to return such shares of the Company’s common stock. At this time, the Company does not know whether and how many shares will be returned.

The Company continues to work on the business plan and technology schematics for such blockchain technology-based solution as part of its Netevia platform utilizing its internal team of software engineers while continuing to assess the technical resources required to implement the Company’s strategic initiatives in this regard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2018

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer